UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 16, 2012

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 16, 2012 Jamba, Inc. (the “Company”), through its wholly-owned subsidiary Jamba Juice Company (“Jamba Juice”), entered into a Distribution Service Agreement (the “Agreement”) with Systems Services of America (“SSA”). The Agreement appoints SSA as the approved distributor of Jamba Juice through December 31, 2017 and governs the warehousing and distribution of products by SSA through its distribution centers to Company and franchise stores located within the service area and the obligation of such stores to purchase substantially all such products from SSA.

The Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.
Date:	December 17, 2012	By:	/s/ Karen L. Luey
			Name:	Karen L. Luey
			Title:	Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary